INCOME TAXES	12 Months Ended
Dec. 31, 2015
INCOME TAXES
INCOME TAXES

NOTE 11 — INCOME TAXES

At December 31, 2015 and 2014 we had deferred tax assets principally arising from the net operating loss carry forwards for income tax purposes multiplied by an expected rate of 35%. As management of the Company cannot determine that it is not more likely than not that we will realize the benefit of the deferred tax assets, a valuation allowance equal to the net deferred tax asset has been established at December 31, 2015 and 2014. The significant components of the deferred tax asset at December 31, 2015 and 2014 were as follows (in thousands):

	December 31,	December 31,
	2015	2014
Operating loss carry forward	$237,375	$212,710
Unamortized exploration expense	6,221	7,247
Fixed asset depreciation	(227)	17
Deductible stock based compensation	1,630	4,958
Other	177	279
Deductible temporary difference	$245,176	$225,211
Taxable temporary difference — Investment in Eureka Moly, LLC	$(127,325)	$(120,679)
Senior convertible notes debt discount	$(1,916)	(875)
Net deductible temporary difference	$115,935	$103,657
Deferred tax asset	$40,577	$36,280
Deferred tax asset valuation allowance	$(40,577)	$(36,280)
Net deferred tax asset	$—	$—

At December 31, 2015 and December 31, 2014 we had net operating loss carry-forwards of approximately $237.4 million and $212.7 million, respectively, which expire in the years 2021 through 2035.  The change in the allowance account from December 31, 2014 to December 31, 2015 was $4.3 million.

As of December 31, 2015 and December 31, 2014, the Company had no unrecognized tax benefits.  There was no change in the amount of unrecognized tax benefits as a result of tax positions taken during the year or in prior periods or due to settlements with taxing authorities or lapses of applicable statues of limitations.  The Company is open to federal and state tax audits until the applicable statutes of limitations expire.